SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549



                            FORM 8-K

                         CURRENT REPORT



 Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                             of 1934



Date of Report (Date of earliest event reported):  October 17, 2002


                  MODINE MANUFACTURING COMPANY
------------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)



      Wisconsin                1-1373                39-0482000
---------------------     --------------      --------------------------
   (State or other          (Commission           (I.R.S. Employer
   jurisdiction of          File Number)         Identification No.)
    incorporation)


1500 DeKoven Avenue, Racine, Wisconsin                 53403
-----------------------------------------     --------------------------
(Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including
area code:                                       (262) 636-1200
                                              --------------------------


                         NOT APPLICABLE
------------------------------------------------------------------------
   (Former name or former address, if changed since last report.)



             An Exhibit Index appears on Page 2 herein.





                        Page 1 of 4 pages

Item 5.  Other Information.
         -----------------

     On October 16, 2002, Modine Manufacturing Company announced the resignation of its Chief Financial Officer, Ernest T. Thomas to pursue another employment opportunity.

     A copy of the news release is attached hereto as Exhibit 20.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (c)  Exhibits.
          --------


Reference Number
per Item 601 of
Regulation S-K                                                 Page
----------------                                               ----

      1             Not applicable.

      2             Not applicable.

     16             Not applicable.

     17             Not applicable.

    *20             News Release of Modine
                    Manufacturing Company dated
                    October 16, 2002                             4

     23             Not applicable.

     24             Not applicable.

     27             Not applicable.


*Filed herewith.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 17, 2002.

                              MODINE MANUFACTURING COMPANY


                              By:  D. R. JOHNSON
                                 -------------------------------
                                   D. R. Johnson, Chairman
                                   and Chief Executive Officer


                              By:  D. R. ZAKOS
                                 -------------------------------
                                   D. R. Zakos, Vice
                                   President, General Counsel,
                                   and Secretary